                                                               EXECUTION VERSION

     WAIVER, SECOND AMENDMENT AND AGREEMENT, dated as of March 29, 2000 (this "Second Amendment"), to the CREDIT AGREEMENT, dated as of December 20, 1996, as amended and restated through December 17, 1997, and as further amended by the Waiver and First Amendment dated as of December 16, 1998 (and as otherwise amended, supplemented or modified, the "Credit Agreement"), among SAFELITE GLASS CORP., a Delaware corporation (the "Borrower"), the lenders from time to time party thereto (the "Banks"), THE CHASE MANHATTAN BANK, as Administrative Agent, and BANKERS TRUST COMPANY, as Syndication Agent.

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, the Borrower, the Banks, the Administrative Agent and the Syndication Agent are parties to the Credit Agreement, pursuant to which the Banks have made extensions of credit to, or for the benefit of, the Borrower;

     WHEREAS, the Borrower has advised the Banks that certain Defaults and Events of Default under the Credit Agreement will occur on or around March 31, 2000, and, in connection therewith, has requested that the Banks agree to waive such Defaults and Events of Default and further agree to amend and modify the Credit Agreement in certain respects;

     WHEREAS the Banks are willing to agree to the requested waivers, amendments and modifications but only on the terms and subject to the conditions set forth herein;

     NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower, the Banks, the Administrative Agent and the Syndication Agent hereby agree as follows:

     SECTION 1. DEFINITIONS.

     Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Credit Agreement and the following terms shall have the following meanings:

     "Second Amendment Effective Date" shall have the meaning assigned in
     Section 5.1 hereof.

     "Second Amendment Period" shall mean the period commencing as of the Second Amendment Effective Date and ending on the earlier to occur of (i) June 9, 2000 and (ii) the date of the occurrence of any Event of Default (other than the Events of Default waived pursuant to Section 4 hereof).

     SECTION 2. AMENDMENTS.

     2.1 Amendment to Section 1.08 of the Credit Agreement. Section 1.08 of the Credit Agreement is hereby amended by deleting clause (d) of said Section in its entirety and inserting in lieu thereof the following new clause (d):

     "(d) Interest shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable (i) in respect of each Base Rate Loan, monthly in arrears on the last day of each month, (ii) in respect of each Eurodollar Loan, on (x) the date of any prepayment or repayment thereof (on the amount prepaid or repaid), (y) the date of any conversion into a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10(b), as applicable (on the amount converted) and (z) the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of one month, on each date occurring at one month intervals after the first day of such Interest Period and (iii) in respect of each Loan, at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.".

     2.2 Amendment to Section 3.01 of the Credit Agreement. Section 3.01 of the Credit Agreement is hereby amended by deleting from each of clauses (a), (b) and
(c) of said Section the phrase "quarterly in arrears on each Quarterly Payment Date" and inserting in lieu thereof each such time the phrase "monthly in arrears on the last day of each month" appears.

     2.3 Amendment to Section 4.02 of the Credit Agreement. (a) Section 4.02 of the Credit Agreement is hereby amended by deleting clause (c) of paragraph (A) of said Section in its entirety and inserting in lieu thereof the following new clause (c):

     "(c) On the Business Day after the date of receipt thereof by the Borrower and/or any of its Subsidiaries of Cash Proceeds from any Asset Sale or any proceeds from any Recovery Event (except with respect to Asset Sales of the type described in the parenthetical to Section 8.02(e)), an amount equal to 100% of the Net Cash Proceeds from such Asset Sale or Recovery Event, as the case may be, shall be applied as a mandatory repayment of principal of the Term Loans (with the A TL Percentage of such amount to be applied as a repayment of the A Term Loans, the B TL Percentage of such amount to be applied as a repayment of the B Term Loans and the C TL Percentage of such amount to be applied as a repayment of the C Term Loans, in each case subject to modification of such application as set forth in Section 4.02(C)).".

     (b) Section 4.02 of the Credit Agreement is hereby further amended by deleting clause (d) of paragraph (A) of said Section in its entirety and inserting in lieu thereof the following new clause (d):

     (d) On the Business Day after the date of the receipt thereof by the Borrower and/or any of its Subsidiaries, an amount equal to 100% of the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) of the incurrence of Indebtedness or the issuance or sale of equity securities by the Borrower and/or any of its Subsidiaries (other than Indebtedness permitted to be incurred by Section 8.04 as such section is in effect on the Second Amendment Effective Date) shall be applied as a mandatory repayment of principal of the Term Loans (with the A TL Percentage of such amount to be applied as a repayment of the A Term Loans, the B TL Percentage of such amount to be applied as a repayment of the B Term Loans and the C TL Percentage of such amount to be applied as a repayment of the C Term Loans, in each case subject to modification of such application as set forth in
     Section 4.02(C)).".

     (c) Section 4.02 of the Credit Agreement is hereby further amended by deleting clause (f) of paragraph (A) of said Section in its entirety and inserting in lieu thereof the following new clause (f):

     "(f) [Reserved]".

     (d) Section 4.02 of the Credit Agreement is hereby further amended by deleting clause (i) of paragraph (A) of said Section and inserting in lieu thereof the following new clause (i):

     "(i) [Reserved]".

     (e) Section 4.02 of the Credit Agreement is hereby further amended by deleting clause (b) of paragraph (B) of said Section in its entirety and inserting in lieu thereof the following new clause (b):

     "(b) All repayments of A Term Loans, B Term Loans and C Term Loans pursuant to Section 4.02(A)(c), (d) or (e) shall be applied to reduce the then remaining Scheduled Repayments of the respective Facility in inverse order of maturity.".

     2.4 Amendment to Section 7.01 of the Credit Agreement. Section 7.01 of the Credit Agreement is hereby amended by deleting from clause (a) of said Section the phrase "Within 45 days" and inserting in lieu thereof the phrase "Within 30 days".

     2.5 Amendment to Section 8.02 of the Credit Agreement. (a) Section 8.02 of the Credit Agreement is hereby amended by deleting clause (e) of said Section in its entirety and inserting in lieu thereof the following new clause (e):

     "(e) the Borrower and its Subsidiaries may sell assets for fair market value, provided that (i) the aggregate sale proceeds from all assets subject to such sales pursuant to this clause (e) shall not exceed $10,000,000 in any fiscal year of the Borrower and (ii) the Net Cash Proceeds from sales described in (i) above are applied to repay Term Loans as provided in Section 4.02(A)(c); (except that no such prepayment shall be required with respect to the sale of any asset for which the Net Cash Proceeds is less than $20,000).".

     (b) Section 8.02 of the Credit Agreement is hereby further amended by deleting clause (f) of said Section in its entirety and inserting in lieu thereof the following new clause (f):

     "(f) [Reserved]".

     (c) Section 8.02 of the Credit Agreement is hereby further amended by deleting clause (m) of said Section in its entirety and inserting in lieu thereof the following new clause (m):

     "(m) [Reserved]".

     2.6 Amendment to Section 8.03 of the Credit Agreement. Section 8.03 of the Credit Agreement is hereby amended by deleting clause (o) of said Section in its entirety and inserting in lieu thereof the following new clause (o):

     "(o) additional Liens incurred by the Borrower and its Subsidiaries so long as the value of the property subject of such Liens, and the Indebtedness and other obligations secured thereby, do not exceed $500,000 in the aggregate at any time, and no more than $100,000 in the aggregate of such Liens first arose, or related Indebtedness was first incurred, after the Second Amendment Effective Date.".

     2.7 Amendment to Section 8.04 of the Credit Agreement. (a) Section 8.04 of the Credit Agreement is hereby amended by deleting clause (h) of said Section in its entirety and inserting in lieu thereof the following new clause (h):

     "(h) [Reserved]".

     (b) Section 8.04 of the Credit Agreement is hereby further amended by deleting clause (k) of said Section in its entirety and inserting in lieu thereof the following new clause (k):

     "(k) [Reserved]".

     (c) Section 8.04 of the Credit Agreement is hereby further amended by deleting clause (m) of said Section in its entirety and inserting in lieu thereof the following new clause (m):

     "(m) additional Indebtedness of the Borrower not otherwise permitted hereunder so long as the outstanding principal amount of such Indebtedness does not exceed $10,000,000 at any one time and no more than $500,000 of such Indebtedness was first incurred after the Second Amendment Effective Date;".

     (d) Section 8.04 of the Credit Agreement is hereby further amended by inserting at the end of clause (n) of said Section the phrase "and such Indebtedness was first incurred prior to the Second Amendment Effective Date".

     (e) Section 8.04 of the Credit Agreement is hereby further amended by inserting at the end of each clause (o) of said Section the phrase "so long as such Indebtedness was first incurred prior to the Second Amendment Effective Date".

     2.8 Amendment to Section 8.06 of the Credit Agreement. (a) Section 8.06 of the Credit Agreement is hereby amended by inserting into clause (f) of said
Section: (i) the phrase "at any time prior to the Second Amendment Effective Date" at the beginning of subclause (ii) of such clause (f); and (ii) inserting the phrase "first made prior to the Second Amendment Effective Date" immediately following the word "investments" on the tenth line of clause (f).

     (b) Section 8.06 of the Credit Agreement is hereby further amended by deleting from clause (i) of said Section the reference to "$5,000,000" contained therein and inserting in lieu thereof "$1,000,000".

     (c) Section 8.06 of the Credit Agreement is hereby further amended by deleting clause (n) of said Section in its entirety and inserting in lieu thereof the following new clause (n):

     "(n) [Reserved]".

     2.9 Amendment to Section 8.07 of the Credit Agreement. Section 8.07 of the Credit Agreement is hereby amended by deleting clauses (ii) and (iii) of said
Section in their entirety and inserting in lieu thereof the following new clauses (ii) and (iii):

     "(ii) [Reserved]

     (iii) [Reserved]".

     2.10 Amendment to Section 8.08 of the Credit Agreement. Section 8.08 of the Credit Agreement is hereby amended by deleting the proviso from subclause (iii) of the first sentence of said Section and inserting in lieu thereof the phrase "and, in any event, no management fees shall be paid to Lee and/or Lee Affiliates or Belron and/or Belron Affiliates during the Second Amendment Period.".

     2.11 Amendment to Section 8.09 of the Credit Agreement. Section 8.09 of the Credit Agreement is hereby amended by deleting clauses (d), (e) and (f) of said Section and inserting in lieu thereof the following new clauses (d), (e) and
(f):

     "(d) [Reserved]

     (e) [Reserved]

     (f) [Reserved]".

     2.12 Amendment to Section 8.13 of the Credit Agreement. Section 8.13 of the Credit Agreement is hereby amended by deleting the paragraph beginning with "Notwithstanding the foregoing" from said Section in its entirety.

     2.13 Amendment to Section 10 of the Credit Agreement. Section 10 of the Credit Agreement is hereby amended by (i) deleting in its entirety the definition of the term "Swingline Expiry Date", and (ii) adding the following new definitions in their proper alphabetical order:

     ""Second Amendment" shall mean the Waiver, Second Amendment and Agreement, dated as of March 29, 2000, to this Agreement.

     "Second Amendment Effective Date" shall have the meaning assigned thereto in the Second Amendment.

     "Second Amendment Period" shall have the meaning assigned thereto in the Second Amendment.

     "Swingline Expiry Date" shall mean the Second Amendment Effective Date.".

     2.14 Amendment to Article 12 of the Credit Agreement. Article 12 of the Credit Agreement is hereby amended by inserting the following new Section 12.12A immediately following Section 12.12 of said Article:

     "12.12A Priority Provisions. Notwithstanding any provision in this Agreement, neither (i) Section 7.4(a)(ii) of the Security Agreement nor
     (ii) any provision in this Agreement or any other Credit Document providing for priority rights in all or any part of the Collateral for the Obligations of any Bank may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Credit Parties party to the applicable Credit Document, the Required Banks and each Bank (other than a Defaulting Bank) with Obligations having such priority rights that are being directly affected by such change, waiver, discharge or termination.".

     2.15 Amendment to Section 12.01 of the Credit Agreement. Section 12.01 of the Credit Agreement is hereby amended by deleting in its entirety the proviso to subclause (ii) of said Section.

     2.16 Amendment to Section 7.4 of the Security Agreement. Section 7.4 of the Security Agreement is hereby amended by deleting clause (a) of said Section in its entirety and inserting in lieu thereof the following new clause (a):

     "(a) If an Event of Default shall have occurred and be continuing then, notwithstanding anything to the contrary contained in the Credit Agreement, the Collateral Agent shall apply all moneys collected or received by it (whether as Collateral Agent or Administrative Agent) upon any sale or other disposition of the Collateral (as defined in the Credit Agreement, including, without limitation, all Collateral hereunder and all collateral under the Pledge Agreement, the Mortgages or any Additional Security Document) as follows:

          (i) first, to the payment in full of all Obligations owing to the Collateral Agent and the Administrative Agent of the type provided in clauses (iii) and (iv) of the definition of Obligations (it being understood that the reference to the term "Collateral" in such definition shall be deemed to be "Collateral" as defined in the Credit Agreement);

          (ii) second, solely from moneys collected or received by the Collateral Agent upon any sale or other disposition of the Collateral hereunder and all collateral under the Pledge Agreement, to the payment in full (including the cash collateralization of outstanding but undrawn Letters of Credit in an amount equal to 105% of the undrawn amount thereof) as provided in Section 7.4(c) hereof of the outstanding Obligations comprised of the aggregate amount of (i) outstanding Revolving Loans in excess of the amount of Revolving Loans outstanding on the Second Amendment Effective Date, together with unpaid interest thereon, and (ii) all Unpaid Drawings (as defined in the Credit Agreement) and all other obligations arising under Section
          2.03 of the Credit Agreement in respect of Letters of Credit (as defined in the Credit Agreement), whether drawn or undrawn, first issued after the Second Amendment Effective Date (as defined in the Credit Agreement), with each Secured Creditor receiving an amount equal to its ratable share of the amount available to be distributed if the moneys are insufficient to pay in full all such Obligations;

          (iii) third, to the payment in full as provided in Section 7.4(c) hereof of the remaining outstanding Obligations, with each Secured Creditor receiving an amount equal to its Pro Rata Share of the amount available to be distributed if the moneys are insufficient to pay in full all such Obligations; and

          (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i), (ii) and (iii) and following the termination of this Agreement pursuant to Section 10.8 hereof, to the relevant Assignor or, to the extent directed by such Assignor or a court of competent jurisdiction, to whomever may be lawfully entitled to receive such surplus.".

     2.17 Amendment to Article IX of the Security Agreement. Article IX of the Security Agreement is hereby amended by deleting from the "Obligations" definition of said Article each parenthetical immediately following the phrase "all obligations" and inserting in lieu thereof each such time the following new parenthetical:

          "(including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Borrower or any Subsidiary of the Borrower whether or not a claim for post-filing interest is allowed in such proceedings)".

     SECTION 3. AGREEMENTS.

     3.1 Limitation on Extensions of Credit. (a) Unless the Required Banks and all of the Revolving Banks under the Revolving Credit Facility otherwise agree, notwithstanding anything to the contrary contained in the Credit Agreement, the Borrower shall not have the right to, and shall not, request a Borrowing of Revolving Loans during the Second Amendment Period.

     (b) Any Letter of Credit issued during the Second Amendment Period for the account of the Borrower shall have an expiry date occurring not later than 120 days after such Letter of Credit's date of issuance, provided that any such Letter of Credit may be automatically extendable for periods of up to 120 days so long as such Letter of Credit provides that the Letter of Credit Issuer retains an option, satisfactory to the Letter of Credit Issuer, to terminate such Letter of Credit by giving notice to the Borrower and the beneficiary under any such Letter of Credit not less than thirty (30) days prior to each scheduled extension date.

     3.2 Cash Flow Forecasts. During the Second Amendment Period, the Borrower shall deliver to the Administrative Agent and each Bank on the Wednesday of every second calendar week, commencing with the first Wednesday to occur during the Second Amendment Period, a forecast of the cash flows, cash balances and line availability of the Borrower for the period of four consecutive calendar weeks beginning in the week in which the applicable Wednesday occurs together with a comparison of the actual cash flows, cash balances and line availability of the Borrower for the two week period immediately preceding the most recently forecasted cash flows of the Borrower and its Restricted Subsidiaries for the week in which such Wednesday occurs.

     3.3 Engagement of The Blackstone Group. During the Second Amendment Period, the Borrower shall continue its engagement of The Blackstone Group L.P. as financial consultants and review from time to time with the Administrative Agent and the Banks the scope and terms of such engagement.

     3.4 Payment of Expenses. In addition to its obligations under Section 12.01 of the Credit Agreement (which obligations the Borrower hereby acknowledges and confirms), the Borrower agrees:

     (a) to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with (i) the negotiation, preparation, execution and delivery of this Second Amendment and (ii) from and after the Second Amendment Effective Date, the consideration, analysis, review, negotiation, preparation, execution and delivery of any recapitalization or restructuring proposals with respect to the obligations of the Borrower (including, without limitation, the reasonable fees and expenses of counsel, investment bankers, and financial or other advisors retained by the Administrative Agent); and

     (b) to pay all reasonable out-of-pocket costs and expenses of each Bank incurred in connection with (i) the negotiation, execution and delivery of this Second Amendment and (ii) from and after the Second Amendment Effective Date, the review and analysis of (but not litigation with respect to) the Credit Documents and the collateral security for the obligations thereunder, the consideration, analysis and review of any recapitalization or restructuring proposals with respect to the obligations of the Borrower and the negotiation, execution and delivery of any amendment, waiver or consent relating to the Credit Documents (including, without limitation, the reasonable fees and expenses of counsel), provided that the Borrower's obligation under this paragraph (b) shall be limited to an amount not to exceed the lesser of $10,000 for each Bank for each calendar quarter and $150,000 in the aggregate for all of the Banks (but not the Agents) per calendar quarter, with each Bank having such expenses during any calendar quarter receiving a ratable share of $150,000 in the event that the aggregate amount of expenses payable hereunder exceed $150,000 in such calendar quarter.

     3.5 Subsidiaries. The Borrower hereby agrees that, notwithstanding anything to the contrary contained in the Credit Agreement, from and after the Second Amendment Effective Date, the Borrower shall not have the right to, and shall not, create or acquire any Subsidiaries.

     3.6 Limitation on Voluntary Prepayments. The Borrower hereby agrees that, notwithstanding anything to the contrary contained in the Credit Agreement, from and after the Second Amendment Effective Date, the Borrower shall not have the right to, and shall not, make any voluntary prepayments of the Loans except (i) the Borrower shall have the right to prepay Revolving Loans (if any) first made after the Second Amendment Effective and (ii) if there are no Letters of Credit or Revolving Loans which were first issued or made, as applicable, after the Second Amendment Effective outstanding, the Borrower shall have the right to prepay the Loans so long as any prepayment of the Term Loans or Revolving Loans is accompanied by a prepayment of the other, with such prepayments being in amounts that reflect equal percentages of the outstanding Revolving Loans and the outstanding Term Loans, respectively.

     SECTION 4. WAIVERS

     The Banks hereby waive, during the Second Amendment Period, any Default or Event of Default (a) under Section 9.03 of the Credit Agreement arising as a result of the Borrower's failure to (i) maintain the minimum Interest Coverage Ratio and minimum Leverage Ratio required pursuant to Sections 8.11 and 8.12 of the Credit Agreement, respectively, for the Test Period ending on or about March 31, 2000 and (ii) maintain the Interest Rate Protection Agreements required pursuant to Section 7.12 of the Credit Agreement and (b) under Section 9.02 of the Credit Agreement arising as a result of the inaccuracy of the representation contained in Section 6.10(e) of the Credit Agreement.

     SECTION 5. MISCELLANEOUS.

     5.1 Effective Date. This Second Amendment will become effective on the date first set forth above (the "Second Amendment Effective Date") upon the satisfaction of the following conditions: (a) receipt by the Administrative Agent of counterparts hereof duly executed and delivered by the Borrower, the Required Banks and the Majority Banks under the Revolving Credit Facility; (b) receipt by the Administrative Agent, for the account of each Bank which executes this Second Amendment, a fee in an amount equal to .125% of the sum of such Bank's Revolving Credit Commitment and Terms Loans outstanding on the Second Amendment Effective Date; and (c) the payment by the Borrower of the costs and expenses of the Administrative Agent owing under Section 12.01 of the Credit Agreement and for which invoices have been submitted.

     5.2 Representations and Warranties. The Borrower represents and warrants to each Bank that as of the Second Amendment Effective Date: (a) this Second Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium or similar laws affecting creditors' rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and by an implied covenant of good faith and fair dealing; (b) the representations and warranties made by the Borrower in the Credit Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date); (c) no Default or Event of Default shall have occurred and be continuing as of such date; and (d) the Borrower is truly and justly indebted to each of the Administrative Agent, the Syndication Agent and the Banks pursuant to the Credit Documents, without defense, counterclaim or offset of any kind.

     5.3 Limited Effect. Except as expressly waived or amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms, and this Second Amendment shall not constitute the Banks' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or any other Credit Documents.

     5.4 GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     5.5 Counterparts. This Second Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                           [signature pages to follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their properly and duly authorized officers as of the day and year first above written.


                                        SAFELITE GLASS CORP.


                                        By: /s/ D.A. Herron
                                            ------------------------------
                                            Name:  Douglas A. Herron
                                            Title: Senior Vice President & CFO


                                        THE CHASE MANHATTAN BANK, as
                                        Administrative Agent, as
                                        Collateral Agent and as a Bank


                                        By: /s/ Ann Kurinskas
                                            ------------------------------
                                            Name:  Ann Kurinskas
                                            Title: Managing Director


                                        BANKERS TRUST COMPANY, as Syndication
                                        Agent and as a Bank


                                        By: /s/ Gina S. Thompson
                                            ------------------------------
                                            Name:  Gina S. Thompson
                                            Title: Vice President


                                        ABN AMRO BANK, N.V.


                                        By: /s/ William J. Teresky
                                            ------------------------------
                                            Name:  William J. Teresky
                                            Title: Vice President


                                        By: /s/ William J. Fitzgerald
                                            ------------------------------
                                            Name:  William J. Fitzgerald
                                            Title: Senior Vice President

                                        BANK ONE COLUMBUS


                                        By: /s/ Jeffrey C. Nicholson
                                            ------------------------------
                                            Name:  Jeffrey C. Nicholson
                                            Title: Vice President


                                        THE BANK OF NEW YORK


                                        By: /s/ Albert R. Taylor
                                            ------------------------------
                                            Name:  Albert R. Taylor
                                            Title: Vice President


                                        THE BANK OF NOVA SCOTIA


                                        By: /s/ D.N. Gillespie
                                            ------------------------------
                                            Name:  D.N.Gillespie
                                            Title: Managing Director and
                                                   Unit Head


                                        BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                        By: /s/ Paul P. Malecki
                                            ------------------------------
                                            Name:  Paul P. Malecki
                                            Title: Vice President


                                        BANQUE NATIONALE DE PARIS


                                        By: /s/ Curt Deane
                                            ------------------------------
                                            Name:  Curt Deane
                                            Title: V. P.


                                        By: /s/ Rosalie C. Hawley
                                            ------------------------------
                                            Name:  Rosalie C. Hawley
                                            Title: Vice President

                                        CARL MARKS MANAGEMENT CO., L.P.


                                        By: /s/ Robert C. Ruocco
                                            ------------------------------
                                            Name:  Robert C. Ruocco
                                            Title: General Partner


                                        CEREBUS CAPITAL MANAGEMENT, LLC


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        CREDIT AGRICOLE INDOSUEZ


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        CREDIT LYONNAIS


                                        By: /s/ Attila Koe
                                            ------------------------------
                                            Name:  Attila Koe
                                            Title: Sr. Vice President


                                        BANK AUSTRIA CREDITANSTALT
                                        CORPORATE FINANCE, INC.


                                        By: /s/ Christina T. Schoen
                                            ------------------------------
                                            Name:  Christina T. Schoen
                                            Title: Executive Vice President


                                        By: /s/ A. W. Seidel
                                            ------------------------------
                                             Name:  A.W. Seidel
                                             Title: Senior Vice President

                                        CYPRESSTREE INVESTMENT PARTNERS I
                                         By: CyressTree Investment Management
                                             Company, as Investment Advisor


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        CYPRESSTREE INVESTMENT PARTNERS II
                                         By: CyressTree Investment Management
                                             Company, as Investment Advisor


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        EATON VANCE INSTITUTIONAL SR. LOAN
                                         By: Eaton Vance Management,
                                             as Investment Advisor


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        SENIOR DEBT PORTFOLIO
                                         By: Eaton Vance, as Investment Advisor


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        FLEET BANK, N.A.
                                        (f/k/a BankBoston, N.A.)


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:

                                        GENERAL ELECTRIC CAPITAL CORPORATION


                                        By: /s/ Gregory L. Hong
                                            ------------------------------
                                             Name:  Gregory L. Hong
                                             Title:  Duly Authorized Signatory


                                        Sankaty Advisors, Inc. as
                                        Collateral Manager for
                                        GREAT POINT CLO 1999-1 LTD.


                                        By: /s/ Diane J. Exter
                                            ------------------------------
                                            Name:  Diane J. Exter
                                            Title: Executive Vice President,
                                                   Portfolio Manager


                                        IBJ WHITEHALL BANK & TRUST CO.


                                        By: /s/ Charles B. Fears
                                            ------------------------------
                                            Name:  Charles B. Fears
                                            Title: Director


                                        IMPERIAL BANK


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        KZH CYPRESSTREE 1 LLC


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        KZH III LLC


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        KZH SHENKMAN LLC

                                        By:
                                            ------------------------------
                                            Name:
                                            Title:

                                        KZH SOLEIL LLC


                                        By: /s/ Susan Lee
                                            ------------------------------
                                            Name:  Susan Lee
                                            Title: Authorized Agent


                                        MERRILL LYNCH DEBT STRATEGIES PORTFOLIO
                                         By: Merrill Lynch Asset Management,
                                             L.P., as Investment Advisor


                                        By: /s/ Paul Travers
                                            ------------------------------
                                            Name:  Paul Travers
                                            Title: Authorized Signatory


                                        MERRELL LYNCH SENIOR FLOATING RATE
                                        FUND II, INC.


                                        By: /s/ Paul Travers
                                            ------------------------------
                                            Name:  Paul Travers
                                            Title: Authorized Signatory


                                        MERRILL LYNCH SENIOR FLOATING RATE
                                        FUND, INC.


                                        By: /s/ Paul Travers
                                            ------------------------------
                                            Name:  Paul Travers
                                            Title: Authorized Signatory


                                        DEBT STRATEGIES FUND II, INC.


                                        By: /s/ Paul Travers
                                            ------------------------------
                                            Name:  Paul Travers
                                            Title: Authorized Signatory

                                        MERRILL LYNCH GLOBAL INVESTMENT
                                        SERIES: INCOME STRATEGIES PORTFOLIO
                                         By: Merrill Lynch Asset Management,
                                             L.P., as Investment Advisor


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        DEBT STRATEGIES FUND, INC.


                                        By: /s/ Paul Travers
                                            ------------------------------
                                            Name:  Paul Travers
                                            Title: Authorized Signatory


                                        MERRILL LYNCH PRIME RATE PORTFOLIO
                                         By: Merrill Lynch Asset Management,
                                             L.P., as Investment Advisor


                                        By: /s/ Paul Travers
                                            ------------------------------
                                            Name:  Paul Travers
                                            Title: Authorized Signatory


                                        METROPOLITAN LIFE INSURANCE COMPANY


                                        By: /s/ James R. Dingler
                                            ------------------------------
                                            Name:  James R. Dingler
                                            Title: Director

                                        ML CLO XII PILGRIM AMERICA (CAYMAN),
                                        LTD.
                                         By: Pilgrim Investments, Inc.,
                                             as its investment manager


                                        By: /s/ Robert L. Wilson
                                            ------------------------------
                                            Name:  Robert L. Wilson
                                            Title: Vice President


                                        ML CLO XIX STERLING (CAYMAN) LTD.
                                         By: Sterling Asset Management,
                                             as Investment Advisor


                                        By: /s/ Louis A. Pistecchia
                                            ------------------------------
                                            Name:  Louis A. Pistecchia
                                            Title: Executive Vice President


                                        MORGAN STANLEY DEAN WITTER PRIME
                                        INCOME TRUST


                                        By: /s/ Peter Gewirtz
                                            ------------------------------
                                            Name:  Peter Gewirtz
                                            Title: Vice President

                                        NEW YORK LIFE INSURANCE COMPANY


                                        By: /s/ F. David Melka
                                            ------------------------------
                                            Name:  F. David Melka
                                            Title: Investment Manager


                                        NEW YORK LIFE INSURANCE AND ANNUITY
                                        CORPORATION
                                         By: New York Life Insurance Company


                                        By: /s/ F. David Melka
                                            ------------------------------
                                            Name:  F. David Melkla
                                            Title: Investment Manager


                                        PARIBAS


                                        By: /s/ Brian F. Hewett
                                            ------------------------------
                                            Name:  Brian F. Hewett
                                            Title: Vice President


                                        By: /s/ Ann B. McAloon
                                            ------------------------------
                                            Name:  Ann B. McAloon
                                            Title: Vice President

                                        PILGRIM AMERICA HIGH INCOME
                                        INVESTMENTS, LTD.
                                         By: Pilgim Investments, Inc.,
                                             as its investment manager


                                        By: /s/ Robert L. Wilson
                                            ------------------------------
                                            Name:  Robert L. Wilson
                                            Title: Vice President


                                        PILGRIM PRIME RATE TRUST
                                         By:  Pilgim Investments, Inc.,
                                         as its investment manager


                                        By: /s/ Robert L. Wilson
                                            ------------------------------
                                            Name:  Robert L. Wilson
                                            Title: Vice President


                                        SENIOR HIGH INCOME PORTFOLIO, INC.


                                        By: /s/ Paul Travers
                                            ------------------------------
                                            Name:  Paul Travers
                                            Title: Authorized Signatory


                                        SEQUILS - PILGRIM I, LTD.
                                         By: Pilgrim Investments, Inc.,
                                             as Investment Advisor


                                        By: /s/ Robert L. Wilson
                                            ------------------------------
                                            Name:  Robert L. Wilson
                                            Title: Vice President

                                        SPS HIGH YIELD LOAN TRADING



                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        STONEHILL INSTITUTIONAL PARTNERS, LP
                                         By: Stonehill Capital Management LLC,
                                             as Investment Advisors


                                        By: /s/ Wayne Teetsel
                                            ------------------------------
                                            Name:  Wayne Teetsel
                                            Title: General Partner


                                        VAN KAMPEN PRIME RATE INCOME TRUST
                                        By: Van Kampen Investment Advisory Corp.


                                        By: /s/ Darvin D. Pierce
                                            ------------------------------
                                            Name:  Darvin D. Pierce
                                            Title:  Vice President


                                        VAN KAMPEN SENIOR FLOATING RATE
                                        FUND, INC.
                                        By: Van Kampen Investment Advisory Corp.

                                        By: /s/ Darvin D. Pierce
                                            ------------------------------
                                            Name:  Darvin D. Pierce
                                            Title: Vice President